Phoenix All-Cap Growth Fund

Phoenix Small-Cap Growth Fund,

each a series of Phoenix Investment Trust 06

Supplement dated March 10, 2008 to the Prospectus and Statement of Additional

Information (“SAI”) dated May 1, 2007, as supplemented September 7, 2007

Important Notice to Investors

Effective March 10, 2008, the Phoenix All-Cap Growth Fund and the Phoenix Small-Cap Growth Fund, series of Phoenix Investment Trust 06 (each a “Predecessor Fund”), have been reorganized into funds named Phoenix All-Cap Growth Fund and Phoenix Small-Cap Growth Fund, respectively, series of Phoenix Equity Trust (each a “Successor Fund”). Each Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about each of the Phoenix All-Cap Growth Fund and Phoenix Small-Cap Growth Fund, please refer to the Phoenix Equity Trust Prospectus and SAI dated March 10, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 2011/PIT06 Reorg (03/08)